Exhibit 99.2

BIOMED REALTY TRUST, INC.
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
FOR THE QUARTER ENDED
JUNE 30, 2005

Kendall Square D	Kendall Square A
Cambridge, MA	Cambridge, MA
Acquired May 2005	Acquired May 2005
Genzyme Corporation	Vertex Pharmaceuticals
All dollar amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

BIOMED REALTY TRUST, INC. TABLE OF CONTENTS JUNE 30, 2005
This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the Boston or California regions, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

BIOMED REALTY TRUST, INC.
COMPANY BACKGROUND
JUNE 30, 2005
BioMed Realty Trust, Inc. operates as a fully integrated, self-administered and self-managed real estate investment trust (REIT) focused on acquiring, developing, owning, leasing and managing laboratory and office space for the life science industry. Our tenants include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. Our current properties and our primary acquisition targets are located in markets with well established reputations as centers for scientific research, including Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey.
On August 11, 2004, we completed our initial public offering at $15.00 per share, generating net proceeds of approximately $429.3 million.
From the completion of our initial public offering through March 31, 2005, we completed the acquisition of the 13 properties previously described in our initial public offering prospectus and six additional properties. Together, the 19 properties represented a total of 2.8 million rentable square feet of laboratory and office space.
On May 31, 2005, we completed the acquisition of a portfolio of eight properties including one parking structure in Cambridge, Massachusetts, and an additional property in Lebanon, New Hampshire. The portfolio totaled approximately 1.1 million rentable square feet of life science and office space that was 96.6% leased at acquisition.
In order to finance the Cambridge portfolio acquisition and provide additional working capital, on May 31, 2005, we entered into three credit facilities with KeyBank National Association and other lenders under which we initially borrowed $485.0 million of a total of $600.0 million available under these facilities. The credit facilities include a three-year, unsecured revolving credit facility of $250.0 million, under which we initially borrowed $135.0 million, a three-year, unsecured term loan facility of $100.0 million and a five-year, secured term loan facility of $250.0 million. The new $250.0 million unsecured revolving credit facility, which contains an accordion option up to $400.0 million, replaced our previously existing $100.0 million unsecured revolving credit facility. We entered into an interest rate swap agreement in connection with the closing of the credit facilities, which will have the effect of fixing the interest rate on the secured term loan at 6.4%.
On June 27, 2005, we completed a follow-on common stock offering of 15,122,500 shares at $22.50 per share, resulting in gross proceeds of $340.3 million. The net proceeds of $324.1 million were used to repay the outstanding balance on our unsecured revolving credit facility, and to repay our $100.0 million unsecured term loan. We expect to use the remaining proceeds for future property acquisitions and for other general corporate and working capital purposes.
In addition to the acquisition of the Cambridge portfolio, during the second quarter of 2005, we acquired Fresh Pond Research Park in Cambridge, Massachusetts, Coolidge Avenue in Watertown, Massachusetts, Phoenixville Pike in Malvern, Pennsylvania, Nancy Ridge Drive in San Diego, California and Dumbarton Circle in Fremont, California, for aggregate cash consideration of $59.8 million and the assumption of $7.0 million of debt. These properties contain a total of 318,640 rentable square feet of laboratory and office space.
As of June 30, 2005, we owned or had interests in 33 properties, located in Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania, New York and New Jersey, consisting of 56 buildings with approximately 4.3 million rentable square feet of laboratory and office space, which was approximately 92.3% leased to 78 tenants. Of the remaining unleased space, 183,838 square feet, or 4.3% of our total rentable square footage, was under redevelopment. We also owned undeveloped land that we estimate can support up to 600,000 rentable square feet of laboratory and office space.
This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website: www.biomedrealty.com.

BIOMED REALTY TRUST, INC.
INVESTOR INFORMATION
JUNE 30, 2005

Board of Directors		Executive Officers

Alan D. Gold	Mark J. Riedy, Ph.D.	Alan D. Gold	Matthew G. McDevitt
Chairman		President and Chief Executive Officer	Vice President, Acquisitions

Gary A. Kreitzer	Theodore D. Roth	Gary A. Kreitzer
Executive Vice President, General
Barbara R. Cambon	M. Faye Wilson	Counsel, and Secretary

Edward A. Dennis, Ph.D.		John F. Wilson, II
Chief Financial Officer

Equity Research Coverage

Friedman Billings Ramsey	Legg Mason Wood Walker	RBC Capital Markets
Paul Morgan / Michael Blank	Jerry L. Doctrow	David T. Copp / Jay Leupp
703.469.1255 / 703.469.1115	800.368.2558	415.633.8558

KeyBanc Capital Markets	Raymond James	Standard & Poor's
Richard C. Moore	Paul D. Puryear / Ken Avalos	Karen J. Sack
216.443.2815	800.248.8863	212.438.9541

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations Contact
17140 Bernardo Center Drive, Suite 222	BMR	The Bank of New York	John F. Wilson, II
San Diego, CA 92128		101 Barclay Street, 11E	Chief Financial Officer
858.485.9840	Stock Exchange Listing	New York, NY 10286	858.485.9840
858.485.9843 (fax)	New York Stock Exchange	212.815.3782

Please visit our corporate website at:
www.biomedrealty.com

2005 Tentative Schedule for Quarterly Results

Third Quarter	Early November
Fourth Quarter	Early February

BIOMED REALTY TRUST, INC.
FINANCIAL AND OPERATING HIGHLIGHTS
JUNE 30, 2005
(In thousands, except per share, ratio and portfolio amounts)

	As of or for the three months ended
	6/30/05	3/31/05	12/31/04	9/30/04(1)
Selected Operating Data
Total revenues	$28,563	$24,471	$19,670	$8,985
Straight line rent	1,396	1,088	750	375
Fair value lease revenue (2)	330	(58)	(175)	(112)
EBITDA (3)	16,813	13,856	9,760	4,375
Interest expense	6,812	1,411	962	218
Net income	1,440	5,836	2,955	1,827
Net income per share — diluted	$0.05	$0.19	$0.09	$0.06

FFO (4)	10,067	12,554	8,885	3,941
FFO per share — diluted (4)	$0.29	$0.37	$0.26	$0.13
AFFO (5)	10,747	12,725	9,563	4,422

Selected Balance Sheet Data
Cash and cash equivalents	$113,014	$15,570	$27,869	$36,863
Rental property, net	1,028,406	489,136	468,488	403,454
Total assets	1,327,145	601,617	581,723	519,764
Total liabilities	569,371	159,258	137,639	70,583
Minority interests	21,775	22,486	22,267	22,708
Total stockholders’ equity	735,999	419,873	421,817	426,473

Capitalization
Total common shares outstanding	46,567	31,433	31,386	31,383
Total units outstanding	2,870	2,870	2,870	2,870

Total common shares and units outstanding	49,437	34,303	34,256	34,253
Share price at quarter end	$23.85	$20.60	$22.21	$17.59

Equity value at quarter end (6)	1,179,072	706,642	760,826	602,510
Consolidated debt	$499,818	$121,094	$102,236	$47,598
Total market capitalization	1,678,890	827,736	863,062	650,108
Debt / total market capitalization	29.8%	14.6%	11.8%	7.3%

Financial Ratios
Interest coverage (7)	2.5	9.5	9.6	20.1
Fixed charge coverage (7)	2.2	7.5	8.1	16.7
FFO payout	93.6%	73.4%	103.7%	116.8%
AFFO payout	87.7%	72.5%	96.4%	104.1%
Debt / total assets	37.7%	20.1%	16.7%	9.2%

Portfolio Statistics
Properties owned at end of quarter	33	19	17	13
Total rentable square footage owned	4,255,989	2,795,086	2,629,350	2,298,641
Leased at end of quarter	92.3%	91.5%	95.3%	94.7%
Redevelopment at end of quarter	4.3%	3.7%	—	—
Vacancy at end of quarter	3.4%	4.8%	4.7%	5.3%

(1)	Represents results for the period from August 11, 2004 through September 30, 2004.

(2)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of acquisition.

(3)	For a definition and discussion of EBITDA, see page 33. For a quantitative reconciliation of the differences between EBITDA and net income, see page 10.

(4)	For a definition and discussion of FFO, see page 33. For a quantitative reconciliation of the differences between FFO and net income, see page 8.

(5)	For a definition and discussion of AFFO, see page 33. For a quantitative reconciliation of the differences between AFFO and net income, see page 9.

For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 10.

(6)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

(7)	For a discussion of coverage ratios, see page 33. See page 12 for detail.

BIOMED REALTY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
JUNE 30, 2005
(In thousands)

	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004

Assets
Rental property, net	$1,028,406	$489,136	$468,488	$403,454
Property under development	5,337	5,373	—	—
Investment in unconsolidated partnership	2,490	2,505	2,470	2,508
Cash and cash equivalents	113,014	15,570	27,869	36,863
Restricted cash	4,592	2,572	2,470	854
Accounts receivable, net	5,690	5,255	1,837	1,074
Accrued straight-line rents, net	5,620	4,224	3,306	2,535
Acquired above market leases, net	7,813	7,543	8,006	8,357
Deferred leasing costs, net	143,609	60,950	61,503	58,462
Deferred loan costs, net	5,530	1,605	1,700	1,388
Prepaid expenses	2,627	2,154	1,531	1,601
Other assets	2,417	4,730	2,543	2,668

Total assets	$1,327,145	$601,617	$581,723	$519,764

Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable, net	$249,818	$101,594	$102,236	$47,598
Secured term loan	250,000	—	—	—
Unsecured line of credit	—	19,500	—	—
Security deposits	5,976	5,227	4,831	3,258
Due to affiliates	—	—	53	91
Dividends and distributions payable	9,265	9,262	9,249	5,055
Accounts payable and accrued expenses	22,324	9,466	7,529	7,663
Acquired lease obligations, net	31,988	14,209	13,741	6,918

Total liabilities	569,371	159,258	137,639	70,583

Minority interests	21,775	22,486	22,267	22,708
Stockholders’ equity:
Preferred stock	—	—	—	—
Common stock	465	314	314	314
Additional paid-in capital	759,228	435,010	434,075	433,702
Deferred compensation	(3,838)	(4,410)	(4,182)	(4,672)
Accumulated other comprehensive income	(1,765)	—	—	—
Dividends in excess of earnings	(18,091)	(11,041)	(8,390)	(2,871)

Total stockholders’ equity	735,999	419,873	421,817	426,473

Total liabilities and stockholders’ equity	$1,327,145	$601,617	$581,723	$519,764

BIOMED REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF INCOME
JUNE 30, 2005
(In thousands, except share data)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004 (1)

Revenues:
Rental	$20,014	$14,214	$13,326	$6,107
Tenant recoveries	8,549	7,254	6,344	2,878
Other income	—	3,003	—	—

Total revenues	28,563	24,471	19,670	8,985

Expenses:
Rental operations	6,721	6,395	6,415	3,615
Real estate taxes	2,476	1,788	1,589	—
Depreciation and amortization	8,476	6,191	5,602	2,251
General and administrative	2,695	2,550	2,011	1,119

Total expenses	20,368	16,924	15,617	6,985

Income from operations	8,195	7,547	4,053	2,000
Equity in net income (loss) of unconsolidated partnership	20	51	(11)	—
Interest income	102	78	66	124
Interest expense	(6,812)	(1,411)	(962)	(218)

Income before minority interests	1,505	6,265	3,146	1,906
Minority interests	(65)	(429)	(191)	(79)

Net income	$1,440	$5,836	$2,955	$1,827

Basic earnings per share	$0.05	$0.19	$0.10	$0.06

Diluted earnings per share	$0.05	$0.19	$0.09	$0.06

Weighted-average common shares outstanding:
Basic	31,861,536	31,129,613	31,107,856	30,673,883

Diluted	34,893,367	34,148,820	34,129,493	30,754,840

(1)	Represents results for the period from August 11, 2004 through September 30, 2004.

BIOMED REALTY TRUST, INC.
FUNDS FROM OPERATIONS (1)
JUNE 30, 2005
(In thousands, except per share and ratio amounts)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004 (2)

Reconciliation of net income to funds from operations:
Net income	$1,440	$5,836	$2,955	$1,827
Minority interest of exchangeable operating partnership units	131	538	278	(137)
Depreciation and amortization (3)	8,496	6,180	5,652	2,251

Funds from operations (FFO)	$10,067	$12,554	$8,885	$3,941

FFO per share — diluted	$0.29	$0.37	$0.26	$0.13

Dividends and distributions declared per share	$0.27	$0.27	$0.27	$0.1497

FFO payout ratio (4)	93.6%	73.4%	103.7%	116.8%

(1)	For a definition and discussion of FFO, see page 33.

(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

(3)	Includes the company’s share of depreciation and amortization from unconsolidated joint ventures of $20, $(11), $50 and $0, respectively.

(4)	Calculated as dividends and distributions declared per share divided by FFO per share — diluted.

BIOMED REALTY TRUST, INC.
ADJUSTED FUNDS FROM OPERATIONS (1)
JUNE 30, 2005
(In thousands, except per share and ratio amounts)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004 (2)

Funds from operations	$10,067	$12,554	$8,885	$3,941
Master lease receipts (3)	517	786	872	455
Second generation capital expenditures	(750)	(160)	(57)	—
Amortization of deferred loan costs	2,204	129	113	49
Amortization of fair value of debt acquired	(390)	(261)	(219)	(88)
Non-cash stock compensation	825	707	544	328
Straight-line rents	(1,396)	(1,088)	(750)	(375)
Fair value lease revenue	(330)	58	175	112

Adjusted funds from operations (AFFO)	$10,747	$12,725	$9,563	$4,422

Dividends and distributions declared	$0.27	$0.27	$0.27	$0.1497

AFFO payout ratio (4)	87.7%	72.5%	96.4%	104.1%

(1)	For a definition and discussion of AFFO, see page 33. For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 10.

(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

(3)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(4)	Calculated as dividends and distributions declared per share divided by AFFO per share — diluted.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (1)
AND ADJUSTED FUNDS FROM OPERATIONS (2)
JUNE 30, 2005
(In thousands)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004 (3)

Reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income	$1,440	$5,836	$2,955	$1,827
Minority interest	65	429	191	79
Interest expense	6,812	1,411	962	218
Depreciation and amortization (4)	8,496	6,180	5,652	2,251

EBITDA	$16,813	$13,856	$9,760	$4,375

Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO):
Cash flows from operating activities	$23,038	$10,062	$5,746	$8,189
Changes in other assets and liabilities	(12,808)	1,877	2,945	(4,222)
Master lease receipts	517	786	872	455

AFFO	$10,747	$12,725	$9,563	$4,422

(1)	For a definition and discussion of EBITDA, see page 33.

(2)	For a definition and discussion of AFFO, see page 33.

(3)	Represents results for the period from August 11, 2004 through September 30, 2004.

(4)	Includes the company’s share of depreciation and amortization from unconsolidated joint ventures of $20, $(11), $50 and $0, respectively.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF NET OPERATING INCOME (1)
JUNE 30, 2005
(In thousands)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004(2)
Net income	$1,440	$5,836	$2,955	$1,827
Minority interest	65	429	191	79
(Income) / loss from unconsolidated joint venture	(20)	(51)	11	—
Interest expense	6,812	1,411	962	218
Interest income	(102)	(78)	(66)	(124)

Income from operations	8,195	7,547	4,053	2,000
Depreciation and amortization	8,476	6,191	5,602	2,251
General and administrative	2,695	2,550	2,011	1,119

Consolidated net operating income	$19,366	$16,288	$11,666	$5,370

(1)	For a definition and discussion of net operating income, see page 33.

(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

BIOMED REALTY TRUST, INC. COVERAGE RATIOS (1) JUNE 30, 2005 (In thousands, except ratios)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004 (2)
Interest coverage ratio:
EBITDA	$16,813	$13,856	$9,760	$4,375
Interest expense:
Interest expense (3)	6,812	1,411	962	218
Interest expense — unconsolidated joint venture	50	49	52	—

Total interest expense	6,862	1,460	1,014	218

Interest coverage ratio	2.5	9.5	9.6	20.1

Fixed charge coverage ratio:
EBITDA	$16,813	$13,856	$9,760	$4,375
Fixed charges:
Interest expense (3)	6,812	1,411	962	218
Interest expense — unconsolidated joint venture	50	49	52	—
Principal payments	821	381	190	44
Principal payments — unconsolidated joint venture	4	4	7	—

Total fixed charges	7,687	1,845	1,211	262

Fixed charge coverage ratio	2.2	7.5	8.1	16.7

(1)	For a discussion of coverage ratios, see page 33.

(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

(3)	Includes $2.0 million of loan fee amortization expense related to the repayment and termination of our $100.0 million unsecured revolving credit facility and our $100.0 million unsecured term loan facility.

BIOMED REALTY TRUST, INC. DEBT SUMMARY JUNE 30, 2005 (Dollars in thousands)

					Carrying
	Stated	Effective	Principal	Unamortized	Value at	Maturity	Monthly	Due at
Consolidated debt:	Rate	Rate (1)	Balance	Premium (2)	June 30, 2005	Date	Debt Service	Maturity
Mortgage notes payable (3)
Ardentech Court	7.25%	5.06%	$4,787	$572	$5,359	07/12	$36	$4,021
Bayshore Boulevard	4.55%	4.55%	16,289	—	16,289	01/10	92	14,546
Bridgeview	8.07%	5.04%	11,782	1,703	13,485	01/11	89	11,175
Eisenhower Road	5.80%	4.63%	2,229	67	2,296	05/08	15	2,110
Elliott Avenue	7.38%	4.63%	16,765	923	17,688	11/07	142	15,550
40 Erie Street	7.34%	4.90%	20,041	1,302	21,343	08/08	199	17,174
Kendall Square D (4)	6.38%	5.45%	73,078	5,486	78,564	12/18	501	38,154
Lucent Drive (5)	5.50%	5.50%	5,986	—	5,986	01/15	42	3,952
Monte Villa Parkway	4.55%	4.55%	9,916	—	9,916	01/10	56	8,855
Nancy Ridge Drive	7.15%	5.57%	6,989	670	7,659	09/12	48	6,292
Science Center Drive	7.65%	5.04%	11,638	1,549	13,187	07/11	85	10,800
Sidney Street	7.23%	5.11%	31,755	3,642	35,397	06/12	245	26,120
Towne Centre Drive	4.55%	4.55%	22,649	—	22,649	01/10	128	20,225

Total / weighted average on fixed rate notes	6.43%	5.06%	$233,904	$15,914	$249,818		$1,678	$178,974

Variable rate debt (6)
$250 million secured term loan (7)	6.41%	6.41%	250,000	—	250,000	05/10	1,335	250,000
$250 million unsecured line of credit (8)	—	—	—	—	—	05/08	—	—

Total / weighted average consolidated debt	6.42%	5.75%	$483,904	$15,914	$499,818		$3,013	$428,974

Pro rata share of unconsolidated joint venture debt
McKellar Court (21%)	8.56%	4.63%	2,266	—	—	01/10	18	376

Total / weighted average	8.56%	4.63%	$2,266	$—	$—		$18	$376

Total / weighted average consolidated and pro rata share of unconsolidated joint venture debt	6.43%	5.75%	$486,170	$15,914	$499,818		$3,031	$429,350

(1)	Represents the company’s incremental borrowing rate on the date of acquisition of the property.

(2)	Represents the unamortized premium to record the debt at its fair value based on the company’s incremental borrowing rate on the date of acquisition.

(3)	Require monthly principal and interest payments.

(4)	The monthly debt service increases to $626,000 from January 2015 through maturity.

(5)	The interest rate adjusts each fifth anniversary of the loan. The next adjustment date is January 2010. The interest rate adjustment is the five-year US Treasury plus 250 basis points.

(6)	Require monthly interest payments.

(7)	Interest on the $250 million secured term loan is LIBOR-indexed variable. We have entered into an interest rate swap agreement to fix the interest rate on the entire $250 million outstanding on this secured term loan at 6.4% through the maturity date.

(8)	Interest on the $250 million unsecured line of credit is a LIBOR-indexed variable plus credit spread, which ranges from 120 to 200 basis points depending on our leverage.

BIOMED REALTY TRUST, INC.
DEBT MATURITIES AND PRINCIPAL PAYMENTS
JUNE 30, 2005
(In thousands)

	Schedule of Maturities
Property	2005	2006	2007	2008	2009	Thereafter	Total
Ardentech Court	$46	$93	$100	$107	$116	$4,325	$4,787
Bayshore Boulevard	182	377	394	413	432	14,491	16,289
Bridgeview	56	108	117	124	137	11,240	11,782
Eisenhower Road	21	47	50	2,111	—	—	2,229
Elliott Avenue	239	506	16,020	—	—	—	16,765
40 Erie Street	388	977	1,052	17,624	—	—	20,041
Kendall Square D	682	1,432	1,526	1,626	1,733	66,079	73,078
Lucent Drive	73	180	191	201	213	5,128	5,986
Monte Villa Parkway	133	229	240	251	263	8,800	9,916
Nancy Ridge Drive	38	80	86	91	100	6,594	6,989
Science Center Drive	61	133	143	152	167	10,982	11,638
Sidney Street	329	694	746	802	862	28,322	31,755
Towne Centre Drive	254	524	548	574	601	20,148	22,649

Total fixed rate notes	2,502	5,380	21,213	24,076	4,624	176,109	233,904
$250 million secured term loan	—	—	—	—	—	250,000	250,000

Total consolidated debt	2,502	5,380	21,213	24,076	4,624	426,109	483,904
McKellar Court (21%)	17	25	27	29	32	2,136	2,266

Total consolidated and pro rata share of unconsolidated joint venture debt	$2,519	$5,405	$21,240	$24,105	$4,656	$428,245	$486,170

BIOMED REALTY TRUST, INC.
COMMON STOCK DATA
JUNE 30, 2005
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended
	June 30, 2005	March 31, 2005
Weighted average shares outstanding	31,862	31,130
Weighted average units outstanding	2,870	2,870
Dilutive effect of restricted stock	81	74
Dilutive effect of stock warrant	80	75

Diluted shares — EPS and FFO	34,893	34,149

Six Months Ended
June 30, 2005
Weighted average shares outstanding	31,515
Weighted average units outstanding	2,870
Dilutive effect of restricted stock	81
Dilutive effect of stock warrant	78

Diluted shares — EPS and FFO	34,544

	As of	As of
	June 30, 2005	March 31, 2005
Shares outstanding	46,282	31,160
Units outstanding	2,870	2,870
Unvested restricted shares outstanding	285	273
Stock warrant outstanding	270	270

Total	49,707	34,573

COMMON STOCK DATA

	Three Months Ended
	June 30, 2005	March 31, 2005
High Price	$24.47	$22.40
Low Price	$19.39	$19.40
Average Closing Price	$21.30	$20.77
Closing Price	$23.85	$20.60
Dividends per share — Annualized	$1.08	$1.08
Closing Dividend Yield — Annualized	4.5%	5.2%
DIVIDENDS

		Per Share
2005
First quarter		$0.2700
Second quarter		$0.2700

2004
Third quarter		$0.1497
Fourth quarter		$0.2700

Latest Dividend
Amount	$0.27
Declared	June 3, 2005
Record	June 15, 2005
Paid	July 15, 2005

BIOMED REALTY TRUST, INC.
PORTFOLIO SUMMARY
JUNE 30, 2005

					Percent of	Current		Percent of	Annualized
		Rentable	Percent of	Current	Current	Annualized	Annualized	Annualized	Base Rent per
		Square	Rentable	Annualized	Annualized	Base Rent per	Base Rent	Base Rent	Leased Sq Ft
Market	Properties	Feet	Sq Ft	Base Rent (1)	Base Rent	Leased Sq Ft	at Expiration	at Expiration	at Expiration
				(in thousands)			(in thousands)
Boston (2)	11	1,270,365	29.8%	$46,217	42.2%	$37.93	$50,290	40.3%	$42.14
New York / New Jersey	2	823,948	19.4%	14,252	13.0%	18.18	15,403	12.4%	21.33
San Francisco	5	717,970	16.9%	14,206	13.0%	22.20	19,409	15.6%	30.33
Pennsylvania	3	559,259	13.1%	10,282	9.4%	20.30	10,575	8.5%	20.87
San Diego (3)	8	529,641	12.4%	14,986	13.7%	29.89	17,180	13.8%	35.31
Seattle	2	185,989	4.4%	6,905	6.3%	37.13	7,732	6.2%	41.57
Maryland	2	168,817	4.0%	2,625	2.4%	15.55	3,971	3.2%	23.52

Total / weighted average	33	4,255,989	100.0%	$109,473	100.0%	$27.86	$124,560	100.0%	$31.70

(1)	Based on current annualized base rent. Current annualized rent is the monthly contractual rent as of June 30, 2005, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	Excludes parking revenue of $1,063,000 for 47 Erie Street Parking Structure.

(3)	Includes 72,863 square feet of an unconsolidated partnership, of which we own 21%.

BIOMED REALTY TRUST, INC.
OCCUPANCY SUMMARY
JUNE 30, 2005

	Rentable Square Feet					Percent of Total
Market	Properties	Leased	Redevelopment	Vacant	Total	Leased	Redevelopment	Vacant	Total
Boston	11	1,218,633	—	51,732	1,270,365	95.9%	—	4.1%	100.0%
New York / New Jersey	2	722,204	61,616	40,128	823,948	87.7%	7.5%	4.8%	100.0%
San Francisco	5	639,970	54,659	23,341	717,970	89.1%	7.6%	3.3%	100.0%
Pennsylvania	3	506,629	52,630	—	559,259	90.6%	9.4%	0.0%	100.0%
San Diego	8	486,505	14,933	28,203	529,641	91.9%	2.8%	5.3%	100.0%
Seattle	2	185,989	—	—	185,989	100.0%	—	0.0%	100.0%
Maryland	2	168,817	—	—	168,817	100.0%	—	0.0%	100.0%

Total	33	3,928,747	183,838	143,404	4,255,989	92.3%	4.3%	3.4%	100.0%

	Historical Leased
	6/30/05	3/31/05	12/31/04	9/30/04
Boston	95.9%	n/a	n/a	n/a
New York / New Jersey	87.7%	87.9%	94.9%	94.9%
San Francisco	89.1%	88.4%	88.8%	87.7%
Pennsylvania	90.6%	100.0%	100.0%	100.0%
San Diego	91.9%	87.7%	96.4%	100.0%
Seattle	100.0%	100.0%	100.0%	100.0%
Maryland	100.0%	100.0%	100.0%	n/a

Total	92.3%	91.5%	95.3%	94.7%

	Historical Redevelopment
	6/30/05	3/31/05	12/31/04	9/30/04
Boston	—	n/a	n/a	n/a
New York / New Jersey	7.5%	7.5%	—	—
San Francisco	7.6%	—	—	—
Pennsylvania	9.4%	—	—	—
San Diego	2.8%	8.8%	—	—
Seattle	—	—	—	—
Maryland	—	—	—	n/a

Total	4.3%	3.7%	—	—

	Historical Vacancy
	6/30/05	3/31/05	12/31/04	9/30/04
Boston	4.1%	n/a	n/a	n/a
New York / New Jersey	4.8%	4.7%	5.1%	5.1%
San Francisco	3.3%	11.6%	11.2%	12.3%
Pennsylvania	—	—	—	—
San Diego	5.3%	3.5%	3.6%	—
Seattle	—	—	—	—
Maryland	—	—	—	n/a
Total	3.4%	4.8%	4.7%	5.3%

BIOMED REALTY TRUST, INC.
LEASE EXPIRATIONS
JUNE 30, 2005

	Rentable	Percent of		Percent of	Current		Percent of	Annualized
	Square Feet	Total	Current	Current	Base Rent	Annualized	Annualized	Base Rent per
	of Expiring	Rentable	Annualized	Annualized	per Leased	Base Rent	Base Rent	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Sq Ft	at Expiration	at Expiration	at Expiration
			(in thousands)			(in thousands)
Vacant	143,404	3.4%	$—	—	$—	$—	—	$—
Redevelopment	183,838	4.3%	—	—	—	—	—	—
2005	140,198	3.3%	2,306	2.1%	16.45	2,376	1.9%	16.95
2006	161,503	3.8%	2,806	2.6%	17.38	2,853	2.3%	17.66
2007	347,399	8.2%	7,231	6.6%	20.81	7,774	6.2%	22.38
2008	247,855	5.8%	7,325	6.7%	29.56	7,682	6.2%	30.99
2009	410,096	9.6%	9,020	8.2%	22.00	9,391	7.5%	22.90
2010	766,586	18.0%	17,810	16.3%	23.23	18,662	15.0%	24.34
2011	84,001	2.0%	4,144	3.8%	49.34	5,019	4.0%	59.75
2012	221,496	5.2%	5,989	5.5%	27.04	6,975	5.6%	31.49
2013	222,299	5.2%	4,903	4.5%	22.06	6,437	5.2%	28.96
2014	238,252	5.6%	6,826	6.2%	28.65	8,318	6.7%	34.91
Thereafter	1,089,062	25.6%	41,113	37.5%	37.75	49,074	39.4%	45.06

Total / weighted average	4,255,989	100.0%	$109,473	100.0%	$27.86	$124,560	100.0%	$31.70

	Rentable Square Feet Expiring
	Expiration Year
Market	2005	2006	2007	2008	2009	Thereafter	Total
Boston	1,526	17,979	17,800	—	41,532	1,139,796	1,218,633
New York / New Jersey	51,005	16,563	235,792	2,246	297,021	119,577	722,204
San Francisco	46,504	61,444	27,969	—	55,588	448,465	639,970
Pennsylvania	17,230	27,750	4,000	95,711	—	361,938	506,629
San Diego	23,933	37,767	61,838	14,909	15,955	332,103	486,505
Seattle	—	—	—	134,989	—	51,000	185,989
Maryland	—	—	—	—	—	168,817	168,817

Total	140,198	161,503	347,399	247,855	410,096	2,621,696	3,928,747

	% of Total Portfolio Current Base Rent Expiring
	Expiration Year
Market	2005	2006	2007	2008	2009	Thereafter	Total
Boston	—	0.2%	0.4%	—	1.6%	40.0%	42.2%
New York / New Jersey	0.8%	0.4%	3.6%	—	5.4%	2.7%	12.9%
San Francisco	0.4%	0.5%	0.4%	—	0.9%	10.8%	13.0%
Pennsylvania	0.2%	0.3%	0.1%	1.1%	—	7.6%	9.3%
San Diego	0.7%	1.2%	2.1%	0.7%	0.3%	8.8%	13.8%
Seattle	—	—	—	4.9%	—	1.5%	6.4%
Maryland	—	—	—	—	—	2.4%	2.4%

Total	2.1%	2.6%	6.6%	6.7%	8.2%	73.8%	100.0%

BIOMED REALTY TRUST, INC.
PORTFOLIO BY SIZE
JUNE 30, 2005

				Percent of	Current		Percent of	Annualized
	Rentable	Percent of	Current	Current	Annualized	Annualized	Annualized	Base Rent per
	Square	Rentable	Annualized	Annualized	Base Rent per	Base Rent	Base Rent	Leased Sq Ft
Square Feet	Feet	Sq Ft	Base Rent	Base Rent	Leased Sq Ft	at Expiration	at Expiration	at Expiration
			(in thousands)			(in thousands)
Vacant	143,404	3.4%	$—	—	$—	$—	—	$—
Redevelopment	183,838	4.3%	—	—	—	—	—	—
2,500 or less	20,263	0.5%	451	0.4%	22.28	479	0.4%	23.64
2,501 to 5,000	27,796	0.7%	599	0.5%	21.56	657	0.5%	23.63
5,001 to 7,500	26,467	0.6%	706	0.6%	26.67	833	0.7%	31.49
7,501 to 10,000	17,202	0.4%	240	0.2%	13.96	264	0.2%	15.33
10,001 to 20,000	189,213	4.4%	4,481	4.1%	23.68	4,747	3.8%	25.09
20,001 to 40,000	375,762	8.8%	7,534	6.9%	20.05	8,697	7.0%	23.14
40,001 to 60,000	569,891	13.4%	16,077	14.7%	28.21	20,294	16.3%	35.61
60,001 to 80,000	834,025	19.6%	24,168	22.1%	28.98	28,068	22.5%	33.65
80,001 to 100,000	178,614	4.2%	2,735	2.5%	15.31	3,281	2.6%	18.37
100,001 to 200,000	724,400	17.0%	14,721	13.4%	20.32	16,217	13.0%	22.39
200,001 or greater	965,114	22.7%	37,761	34.6%	39.13	41,022	33.0%	42.51

Total / weighted average	4,255,989	100.0%	$109,473	100.0%	$27.86	$124,560	100.0%	$31.70

BIOMED REALTY TRUST, INC.
BOSTON MARKET
JUNE 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
Boston					(in thousands)		(in thousands)
Albany Street	2	75,003	5.9%	99.8%	$3,460	$46.21	$3,460	$46.21	N
Coolidge Avenue	1	37,400	2.9%	100.0%	935	25.00	1,047	28.00	N
21 Erie Street	1	48,238	3.8%	58.1%	783	27.94	783	27.94	N
40 Erie Street	1	100,854	7.9%	100.0%	4,098	40.64	3,800	37.67	Y
Fresh Pond Research Park	6	90,702	7.1%	83.3%	1,023	13.54	1,660	21.97	N
Kendall Square A	1	302,919	23.9%	96.7%	14,536	49.61	14,536	49.61	N
Kendall Square D	1	349,325	27.6%	98.2%	15,399	44.89	18,717	54.57	Y
Lucent Drive	1	21,500	1.7%	100.0%	548	25.50	548	25.50	Y
Sidney Street	1	191,904	15.1%	100.0%	4,063	21.17	4,063	21.17	Y
Vassar Street	1	52,520	4.1%	100.0%	1,372	26.13	1,676	31.92	N
47 Erie Street Parking Structure	1	447 stalls	n/a	n/a	1,063	n/a	1,063	n/a	N

Total / weighted average	17	1,270,365	100.0%	95.9%	$47,280	$37.93	$51,353	$42.14

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
47 Erie Street Parking Structure	n/a	n/a	$1,063	2.2%	$—	$—
Vacant	51,732	4.1%	—	0.0%	—	—
Redevelopment	—	0.0%	—	0.0%	—	—
2005	1,526	0.1%	40	0.1%	26.40	26.40
2006	17,979	1.4%	203	0.4%	11.27	11.27
2007	17,800	1.4%	472	1.0%	26.50	28.66
2008	—	0.0%	—	0.0%	—	—
2009	41,532	3.3%	1,723	3.6%	41.49	41.49
2010	383,214	30.2%	9,094	19.2%	23.73	25.60
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	73,347	5.8%	3,420	7.2%	46.62	46.62
2014	49,519	3.9%	1,331	2.8%	26.88	26.88
Thereafter	633,716	49.8%	29,935	63.3%	47.24	52.47

Total / weighted average	1,270,365	100.0%	$47,280	99.8%	$37.93	$42.14

BIOMED REALTY TRUST, INC.
NEW YORK / NEW JERSEY MARKET
JUNE 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
New York / New Jersey					(in thousands)		(in thousands)
Graphics Drive	1	72,300	8.8%	14.8%	$148	$13.86	$148	$13.86	N
Landmark at Eastview	8	751,648	91.2%	94.7%	14,103	19.82	15,255	21.44	N

Total / weighted average	9	823,948	100.0%	87.7%	$14,252	$18.18	$15,403	$21.33

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	40,128	4.9%	$—	0.0%	$—	$—
Redevelopment	61,616	7.5%	—	0.0%	—	—
2005	51,005	6.2%	822	5.8%	16.13	17.50
2006	16,563	2.0%	434	3.0%	26.20	26.20
2007	235,792	28.6%	4,057	28.5%	17.20	18.64
2008	2,246	0.3%	47	0.3%	20.76	14.40
2009	297,021	36.0%	5,915	41.5%	19.91	20.59
2010	9,125	1.1%	190	1.3%	20.87	16.57
2011	—	0.0%	—	0.0%	—	—
2012	110,452	13.4%	2,786	19.6%	25.23	30.28
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	—	0.0%	—	0.0%	—	—

Total / weighted average	823,948	100.0%	$14,252	100.0%	$18.18	$21.33

BIOMED REALTY TRUST, INC.
SAN FRANCISCO MARKET
JUNE 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
San Francisco					(in thousands)		(in thousands)
Ardentech Court	1	55,588	7.7%	100.0%	$1,010	$18.17	$1,142	$20.54	Y
Bayshore Boulevard	3	183,344	25.5%	100.0%	4,331	23.62	6,118	33.37	Y
Bridgeview	3	263,073	36.7%	91.1%	2,752	12.78	4,730	21.97	Y
Dumbarton Circle	1	44,000	6.1%	100.0%	632	14.37	1,003	22.80	N
Industrial Road	1	171,965	24.0%	82.4%	5,480	38.67	6,416	45.26	N

Total / weighted average	9	717,970	100.0%	89.1%	$14,206	$22.20	$19,409	$30.33

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	23,341	3.3%	$—	0.0%	$—	$—
Redevelopment	54,659	7.6%	—	0.0%	—	—
2005	46,504	6.5%	454	3.2%	9.77	9.77
2006	61,444	8.6%	516	3.6%	8.40	8.40
2007	27,969	3.9%	386	2.7%	13.80	15.00
2008	—	0.0%	—	0.0%	—	—
2009	55,588	7.7%	1,010	7.1%	18.17	20.54
2010	—	0.0%	—	0.0%	—	—
2011	55,898	7.8%	3,335	23.5%	59.66	72.59
2012	61,826	8.6%	1,743	12.3%	28.20	28.62
2013	148,952	20.7%	1,483	10.4%	9.96	20.26
2014	—	0.0%	—	0.0%	—	—
Thereafter	181,789	25.3%	5,279	37.2%	29.04	44.19

Total / weighted average	717,970	100.0%	$14,206	100.0%	$22.20	$30.33

BIOMED REALTY TRUST, INC.
PENNSYLVANIA MARKET
JUNE 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
Pennsylvania					(in thousands)		(in thousands)
Eisenhower Road	1	27,750	5.0%	100.0%	$377	$13.60	$389	$14.00	Y
King of Prussia	5	427,109	76.3%	100.0%	9,060	21.21	9,003	21.08	N
Phoenixville Pike	1	104,400	18.7%	49.6%	845	16.32	1,184	22.87	N

Total / weighted average	7	559,259	100.0%	90.6%	$10,282	$20.30	$10,575	$20.87

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	—	0.0%	$—	0.0%	$—	$—
Redevelopment	52,630	9.4%	—	0.0%	—	—
2005	17,230	3.1%	270	2.6%	15.65	15.65
2006	27,750	5.0%	377	3.7%	13.60	14.00
2007	4,000	0.7%	66	0.6%	16.60	21.60
2008	95,711	17.1%	1,234	12.0%	12.89	12.89
2009	—	0.0%	—	0.0%	—	—
2010	354,858	63.4%	8,249	80.3%	23.24	23.66
2011	—	0.0%	—	0.0%	—	—
2012	7,080	1.3%	86	0.8%	12.20	28.42
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	—	0.0%	—	0.0%	—	—

Total / weighted average	559,259	100.0%	$10,282	100.0%	$20.30	$20.87

BIOMED REALTY TRUST, INC.
SAN DIEGO MARKET
JUNE 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
San Diego					(in thousands)		(in thousands)
Balboa Avenue	1	35,344	6.7%	100.0%	$649	$18.37	$716	$20.26	N
Bernardo Center Drive	1	61,286	11.6%	100.0%	2,219	36.20	2,330	38.01	N
McKellar Court (1)	1	72,863	13.8%	100.0%	1,671	22.94	1,997	27.41	Y
Nancy Ridge Drive	1	42,138	8.0%	100.0%	1,372	32.56	1,660	39.39	Y
San Diego Science Center	1	105,364	19.9%	73.2%	2,782	36.05	2,867	37.16	N
Science Center Drive	1	53,740	10.1%	100.0%	1,660	30.88	1,660	30.88	Y
Towne Centre Drive	3	115,870	21.8%	100.0%	3,824	33.00	4,989	43.06	Y
Waples Street	1	43,036	8.1%	65.3%	809	28.80	961	34.21	N

Total / weighted average	10	529,641	100.0%	91.9%	$14,986	$29.89	$17,180	$35.31

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	28,203	5.3%	$—	0.0%	$—	$—
Redevelopment	14,933	2.8%	—	0.0%	—	—
2005	23,933	4.5%	719	4.8%	30.05	30.05
2006	37,767	7.1%	1,277	8.5%	33.80	34.74
2007	61,838	11.7%	2,250	15.0%	36.38	38.21
2008	14,909	2.8%	755	5.0%	50.65	53.87
2009	15,955	3.0%	373	2.5%	23.35	25.78
2010	19,389	3.7%	277	1.8%	14.28	15.72
2011	28,103	5.3%	809	5.4%	28.80	34.21
2012	42,138	8.0%	1,372	9.2%	32.56	39.39
2013	—	0.0%	—	0.0%	—	—
2014	188,733	35.7%	5,495	36.7%	29.12	37.02
Thereafter	53,740	10.1%	1,660	11.1%	30.88	30.88

Total / weighted average	529,641	100.0%	$14,986	100.0%	$29.89	$35.31

(1)	This property is an unconsolidated partnership, of which we own 21%.

BIOMED REALTY TRUST, INC.
SEATTLE MARKET
JUNE 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
Seattle					(in thousands)		(in thousands)
Elliott Avenue	1	134,989	72.6%	100.0%	$5,290	$39.19	$5,613	$41.58	Y
Monte Villa Parkway	1	51,000	27.4%	100.0%	1,615	31.67	2,119	41.56	Y

Total / weighted average	2	185,989	100.0%	100.0%	$6,905	$37.13	$7,732	$41.57

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	—	0.0%	$—	0.0%	$—	$—
Redevelopment	—	0.0%	—	0.0%	—	—
2005	—	0.0%	—	0.0%	—	—
2006	—	0.0%	—	0.0%	—	—
2007	—	0.0%	—	0.0%	—	—
2008	134,989	72.6%	5,290	76.6%	39.19	41.58
2009	—	0.0%	—	0.0%	—	—
2010	—	0.0%	—	0.0%	—	—
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	51,000	27.4%	1,615	23.4%	31.67	41.56

Total / weighted average	185,989	100.0%	$6,905	100.0%	$37.13	$41.57

BIOMED REALTY TRUST, INC.
MARYLAND MARKET
JUNE 30, 2005

						Current		Annualized
		Rentable	Percent of		Current	Annualized	Annualized	Base Rent per	Encumbered
		Square	Rentable	Percent	Annualized	Base Rent per	Base Rent	Leased Sq Ft	with Secured
	Buildings	Feet	Sq Ft	Leased	Base Rent	Leased Sq Ft	at Expiration	at Expiration	Debt
Maryland					(in thousands)		(in thousands)
Beckley Street	1	77,225	45.7%	100.0%	$1,575	$20.39	$2,382	$30.85	N
Tributary Street	1	91,592	54.3%	100.0%	1,050	11.46	1,588	17.34	N

Total / weighted average	2	168,817	100.0%	100.0%	$2,625	$15.55	$3,971	$23.52

LEASE EXPIRATIONS

	Rentable			Percent of	Annualized
	Sq Ft of	Percent of	Current	Current	Base Rent per	Base Rent per
	Expiring	Rentable	Annualized	Annualized	Leased Sq Ft	Leased Sq Ft
Year of Lease Expiration	Leases	Sq Ft	Base Rent	Base Rent	Current	at Expiration
			(in thousands)
Vacant	—	0.0%	$—	0.0%	$—	$—
Redevelopment	—	0.0%	—	0.0%	—	—
2005	—	0.0%	—	0.0%	—	—
2006	—	0.0%	—	0.0%	—	—
2007	—	0.0%	—	0.0%	—	—
2008	—	0.0%	—	0.0%	—	—
2009	—	0.0%	—	0.0%	—	—
2010	—	0.0%	—	0.0%	—	—
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	168,817	100.0%	2,625	100.0%	15.55	23.52

Total / weighted average	168,817	100.0%	$2,625	100.0%	$15.55	$23.52

BIOMED REALTY TRUST, INC.
20 LARGEST TENANTS (1)
JUNE 30, 2005
As of June 30, 2005, our properties were leased to 78 tenants.

						Current	Percent of		Annualized	Percent of
						Annualized	Current		Base Rent	Annualized
			Leased	Percent of	Current	Base Rent	Annualized	Annualized	per Leased	Base Rent
			Square	Total	Annualized	per Leased	Base Rent	Base Rent	Sq Ft	at Expiration	Expiration
	Tenant	Market	Feet	Portfolio	Base Rent	Sq Ft	Total Portfolio	at Expiration	at Expiration	Total Portfolio	Date
					(in thousands)			(in thousands)
1	Vertex Pharmaceuticals	Boston	583,474	13.7%	$22,697	$38.90	20.7%	$22,398	$38.39	18.0%	April 2018 (2)
2	Genzyme Corporation	Boston	343,000	8.1%	15,399	44.89	14.1%	18,717	54.57	15.0%	July 2018
3	Centocor, Inc. (Johnson & Johnson)	Pennsylvania	331,398	7.8%	7,826	23.62	7.1%	7,769	23.44	6.2%	March 2010
4	Regeneron Pharmaceuticals, Inc.	New York / New Jersey	211,813	5.0%	3,950	18.65	3.6%	4,348	20.53	3.5%	December 2007 (3)
5	Illumina, Inc.	San Diego	115,870	2.7%	3,824	33.00	3.5%	4,989	43.06	4.0%	August 2014
6	Nektar Therapeutics	San Francisco	79,917	1.9%	3,737	46.76	3.4%	4,646	58.14	3.7%	October 2016
7	Millenium Pharmaceuticals, Inc.	Boston	73,347	1.7%	3,420	46.62	3.1%	3,420	46.62	2.7%	September 2013
8	Chemtura Corporation	New York / New Jersey	182,829	4.3%	3,377	18.47	3.1%	3,377	18.47	2.7%	December 2009
9	Intermune, Inc.	San Francisco	55,898	1.3%	3,335	59.66	3.0%	4,058	72.59	3.3%	April 2011
10	Chiron Corporation	Seattle	71,153	1.7%	2,944	41.38	2.7%	3,123	43.89	2.5%	March 2008
11	Guilford Pharmaceuticals	Maryland	168,817	4.0%	2,625	15.55	2.4%	3,971	23.52	3.2%	December 2019
12	Cell Therapeutics, Inc.	Seattle	63,836	1.5%	2,346	36.75	2.1%	2,490	39.00	2.0%	January 2008
13	University of California Regents	San Diego	61,286	1.4%	2,219	36.20	2.0%	2,330	38.01	1.9%	April 2007
14	ACS	New York / New Jersey	71,399	1.7%	1,791	25.08	1.6%	2,056	28.79	1.7%	December 2012
15	Nuvelo, Inc.	San Francisco	61,826	1.5%	1,743	28.20	1.6%	1,769	28.62	1.4%	August 2012
16	Emisphere Technologies, Inc.	New York / New Jersey	87,022	2.0%	1,685	19.36	1.5%	1,693	19.45	1.4%	August 2007
17	Quidel Corporation (4)	San Diego	72,863	1.7%	1,671	22.94	1.5%	1,997	27.41	1.6%	December 2014
18	Ligand Pharmaceuticals	San Diego	53,740	1.3%	1,660	30.88	1.5%	1,660	30.88	1.3%	August 2015
19	Nastech Phamaceutical	Seattle	51,000	1.2%	1,615	31.67	1.5%	2,119	41.56	1.7%	January 2016
20	Cell Genesys	San Francisco	101,872	2.4%	1,542	15.13	1.4%	3,387	33.25	2.7%	July 2017

	Total / weighted average (5)		2,842,360	66.9%	$89,405	$31.45	81.4%	$100,318	$35.29	80.5%

(1)	Based on current annualized base rent. Current annualized rent is the monthly contractual rent as of June 30, 2005, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	41,532 square feet expires March 2009, 191,904 square feet expires August 2010, 59,322 square feet expires December 2010, and 290,714 square feet expires April 2018. 45,000 square feet of this space is subleased

(3)	138,086 square feet expires December 2007 and 73,727 square feet expires December 2009.

(4)	This tenant occupies a property that is an unconsolidated partnership, of which we own 21%.

(5)	Without regard to any early lease terminations and/or renewal options.

BIOMED REALTY TRUST, INC.
REDEVELOPMENT (1)
JUNE 30, 2005

		Square Feet	Estimated
		Under	In-Service
Property	Market	Redevelopment (2)	Date (3)
Waples Street	San Diego	14,933	2006
Bridgeview	San Francisco	24,437	2006
Industrial Road	San Francisco	30,222	2006
Phoenixville Pike	Pennsylvania	52,630	2006
Graphics Drive	New York / New Jersey	61,616	2006

Total		183,838

(1)	Our redevelopment includes activities necessary for permanent change to office/laboratory space.

(2)	For our properties undergoing redevelopment, only the square footage undergoing redevelopment activities is removed from the portfolio statistics.

(3)	The property is expected to undergo a lease-up period once the redevelopment is complete.

BIOMED REALTY TRUST, INC.
LAND DEVELOPMENT PARCELS (1)
JUNE 30, 2005

		Developable
Property	Market	Square Feet

Towne Centre Drive	San Diego	84,000
Landmark at Eastview	New York / New Jersey	464,000
Fresh Pond Research Park	Boston	50,000

Total		598,000

(1)	These sites represent possible future developments, which are in proximity to the properties noted above. These developments will be impacted by the timing and likelihood of success of the entitlement process, both of which are uncertain.

BIOMED REALTY TRUST, INC.
2005 ACQUISITIONS
JUNE 30, 2005

			Rentable		Percent
		Closing	Square		Leased
Property	Market	Date	Feet	Investment	at Acquisition
				(in thousands)

First Quarter 2005
Waples Street	San Diego	March 1, 2005	43,036	$5,324	—	(1)
Bridgeview	San Francisco	March 16, 2005	50,400	16,219	100.0%
Graphics Drive	New York / New Jersey	March 17, 2005	72,300	7,787	14.8	%(2)

First Quarter Total			165,736	$29,330	30.4%

Second Quarter 2005
Fresh Pond Research Park	Boston	April 5, 2005	90,702	$20,768	83.3%
Coolidge Avenue	Boston	April 5, 2005	37,400	10,837	100.0%
Phoenixville Pike	Pennsylvania	April 5, 2005	104,400	13,240	49.6%
Nancy Ridge Drive	San Diego	April 21, 2005	42,138	12,974	100.0%
Dumbarton Circle	San Francisco	May 27, 2005	44,000	8,959	100.0%
Lucent Drive	Boston	May 31, 2005	21,500	7,142	100.0%
21 Erie Street	Boston	May 31, 2005	48,238	11,939	58.1%
Vassar Street	Boston	May 31, 2005	52,520	17,850	100.0%
Albany Street	Boston	May 31, 2005	75,003	38,444	99.8%
40 Erie Street	Boston	May 31, 2005	100,854	45,755	100.0%
Sidney Street	Boston	May 31, 2005	191,904	51,015	100.0%
Kendall Square A	Boston	May 31, 2005	302,919	150,843	96.7%
Kendall Square D	Boston	May 31, 2005	349,325	192,583	98.2%
47 Erie Street Parking Structure	Boston	May 31, 2005	n/a	10,180	n/a

Second Quarter Total			1,460,903	$592,529	92.9%

2005 Total			1,626,639	$621,859	86.5%

(1)	The entire property was undergoing redevelopment on the date of acquisition. 28,103 square feet was leased in the second quarter.

(2)	61,616 sq. ft. is undergoing redevelopment. The remainder is fully occupied.

BIOMED REALTY TRUST, INC.
JOINT VENTURES
JUNE 30, 2005

	Investment	Effective	Square	Percent
Property	Date	Ownership % (1)	Feet	Leased
Wholly-owned		100.0%	3,712,981	91.6%

Consolidated Joint Ventures
King of Prussia — Pennsylvania	Aug. 11, 2004	89.0%	427,109	100.0%
Waples — San Diego	March 1, 2005	90.0%	43,036	65.3%

Unconsolidated Joint Venture
McKellar Court — San Diego	Sept. 30, 2004	21.0%	72,863	100.0%

Total Square Feet			4,255,989	92.3%

(1)	The amounts shown above approximate our economic ownership interest for the period presented. Cash flow from operations, capital transactions, and net income/loss are allocated to the joint venture partners in accordance with their respective partnership agreements. Our share of these items is subject to change based on the operations of the property and the timing and amount of capital transactions.
UNCONSOLIDATED JOINT VENTURE
(In thousands)

McKellar Court
Miscellaneous Balance Sheet Information as of June 30, 2005:
Rental property	$16,018
Other assets	1,634

Total assets	$17,652

Secured notes payable (1)	$11,173
Other liabilities	394
Equity	6,085

Total liabilities and partners’ equity	$17,652

Results of Operations for the three months ended June 30, 2005:
Total revenues	$477
Expenses:
Rental operations	48
Depreciation and amortization	95

Income from operations	334
Interest income	2
Interest expense	(237)

Net income	$99

BioMed Realty Trust’s share
Secured notes payable	$2,266
Net income	$21
Depreciation and amortization	20

Funds from operations	$41

Supplemental information
Distributions	$35
Interest expense	$50

(1)	Includes debt premium of $385.

BIOMED REALTY TRUST, INC.
LEASING ACTIVITY
JUNE 30, 2005

				Rentable
Tenant	Property	Market	Description	Square Feet

First Quarter Leasing Events
Nuvelo, Inc.	Industrial Road	San Francisco	New 7-year lease	60,000
Financial Planning	Landmark at Eastview	New York / New Jersey	5-year lease extension	2,600
ACS	Landmark at Eastview	New York / New Jersey	5-year lease extension	71,399
Smartmail	Bridgeview	San Francisco	MTM lease extension	25,718

First Quarter Total				159,717

Second Quarter Leasing Events
Centocor, Inc.	King of Prussia	Pennsylvania	New 5-year lease for additional space for existing tenant.	79,667
Amira Pharmaceuticals, Inc.	Waples Street	San Diego	New 5-year lease	28,103
Tera Biotechnology	Bunker Hill	San Diego	1-year lease extension	1,667
Nuvelo, Inc.	Industrial Road	San Francisco	New 7-year lease	1,826
Technovax, Inc.	Landmark at Eastview	New York / New Jersey	New 3-year lease	952
Combe Incorporated	Landmark at Eastview	New York / New Jersey	New 5-year lease for additional space for existing tenant.	2,539

Second Quarter Total				114,754

BIOMED REALTY TRUST, INC.
NON-GAAP FINANCIAL MEASURE DEFINITIONS
JUNE 30, 2005
This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Management uses EBITDA as an indicator of our ability to incur and service debt. In addition, we consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA is calculated before recurring cash charges including interest expense and taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from EBITDA, their utility is limited by the same factors that limit the usefulness of EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnership, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.